BIG SKY TRANSPORTATION CO.
                     Billings Logan International Airport
                            1601 Aviation Place
                          Billings, Montana  59105
                                406.245.9449


                                   NOTICE
                             OF ANNUAL MEETING


To the Stockholders of Big Sky Transportation Co.:


The Annual Meeting of the Stockholders will be held in the Conference Room at Big Sky Transportation Co., Billings Logan International Airport, 1601 Aviation Place, Billings, Montana, on Wednesday, January 14, 1998, at 3:30 p.m. (local time) for the following purposes:

      1) To elect five directors to serve for one-year terms

      2) To consider and ratify the board's appointment of independent auditors

In addition to the foregoing, Stockholders will act upon such matters as may properly come before the meeting, or any adjourments thereof.

Holders-of-record of 1996 Series Common Stock at the close of business on November 24, 1997 are entitled to vote at this meeting or any adjornment thereof.

Stocholders who will not be attending the meeting, or who do not wish to vote in person, are requested to execute the enclosed proxy and return it promptly in the enclosed envelope so that their shares will be voted at the meeting.

                                       Submitted on Behalf of the
                                       Board of Directors of:

                                       BIG SKY TRANSPORTATION CO.



                                       by: /s/ Stephen D. Huntington
                                           Stephen D. Huntington
                                           Secretary

Billings, Montana
November 25, 1997


Proxy Statement Attached

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                         BIG SKY TRANSPORTATION CO.
                   Billings Logan International Airport
                          1601 Aviation Place
                        Billings, Montana  59105
                              406.245.9449


                              PROXY STATEMENT


THIS PROXY STATEMENT IS BEING FURNISHED BY THE BOARD OF
DIRECTORS, OFFICERS AND MANAGEMENT OF BIG SKY
TRANSPORTATION CO, IN CONNECTION WITH SOLICITATION OF
PROXIES FOR USE AT THE ANNUAL MEETING


Item 1.
Date, Time and Place Information

The Annual Meeting of the Stockholders of Big Sky Transportation Co. will be held on Wednesday, January 14, 1998, at 3:30 p.m. (local time) in the Conference Room at Big Sky Airlines, Billings Logan International Airport, 1601 Aviation Place, Billings, Montana, to elect five directors to serve for one-year terms and to consider and ratify the board's appointment of independent auditors. In addition, Stockholders will act upon such matters as may properly come before the meeting, or any adjournments thereof.

Holders-of-record of 1996 Series Common Stock at the close of business on November 24, 1997 (the record date) are entitled to vote at this meeting or any adjournment thereof. Stockholders who will not be attending the meeting, or who do not wish to vote in person, are requested to execute the enclosed proxy and return it promptly in the enclosed envelope so that their shares will be voted at the meeting.

The Board of Directors of the Corporation does not intend to present any additional business to this year's Annual Meeting, other than as specifically set forth in the Notice of Annual Meeting of Stockholders. The Directors know of no other business to come before this meeting. However, should such matters be brought before the meeting, the Corporation's designated proxies will vote on such matters based on their judgment as to the best interests of the Corporation.

The Corporation has filed its Annual Report which contains information concerning the Corporation and its operations, including financial statements, on Form 10-KSB for the fiscal year-ended June 30, 1997, with the U.S. Securities and Exchange Commission (SEC). A copy of the FY 1997 Annual Report, including financial statements and the Form 10-KSB, accompanies this Notice of Annual Meeting and Proxy Statement and is being mailed to each Stockholder of record on or before December 12, 1997. The financial statements, the notes thereto, the Auditor's Report therein, and the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Annual Report are incorporated herein by reference. No other part of such report is incorporated herein or is to be considered proxy soliciting material.

The following information and data regarding the Corporation are set forth, pursuant to SEC reporting regulations. Copies of this document have been provided to the SEC and the Pacific Exchange, Inc.

Stockholder Proposals. Proposals by Stockholders which are intended for inclusion in the Company's proxy materials and presented at the next Annual Meeting of the Stockholders, presently scheduled to be held on January 21, 1999, must be received by the Company at it's principal offices no later than August 15, 1998.

Item 2.
Revocability of Proxy

Proxies may be revoked at any time prior to their being voted at the Annual Meeting, by giving advance written notice of revocation to the Secretary. Unless so revoked, all properly executed proxies will be voted.

Item 3.
Dissenters' Right of Appraisal

The proposals contained in this Proxy Statement will not give rise to any rights of appraisal to a dissenting Stockholder.

Item 4.
Persons Making the Solicitation

The accompanying proxy ballot is solicited by the Board of Directors of Big Sky Transportation Co. in connection with the Annual Meeting of Stockholders of the Corporation and any adjournments of such meeting. The Corporation is aware of no opposition to approval of the proposed business items.

The cost of soliciting proxies, including the cost of preparing and mailing the Notice of the Annual Meeting of Stockholders and this Proxy Statement, will be paid by the Corporation.
Solicitation primarily will be by mailing of this Proxy Statement to all Stockholders entitled to vote at the meeting.

Proxies may be solicited personally by officers of the Corporation; however, no compensation in addition to their regular compensation as officers will be provided. The Corporation will reimburse brokers, banks and those holding shares in their names for others for the reasonable cost of forwarding proxy material to, and obtaining proxies from, their principals.

Item 5.
Interest of Certain Persons in Matters to be Acted Upon

No outside "substantial interests of security holdings or otherwise" exist with regard to the proposed items of business to be acted upon at the Annual Meeting of Stockholders.

Item 9.
Voting Securities and Principal Holders Thereof

On September 30, 1997 there were 972,780 shares of 1996 Series Common Stock outstanding, the only class of securities of the Corporation entitled to vote at the meeting. As of the record date, a majority of all such stock will constitute a quorum for the transaction of business at the Annual Meeting.

With regard to election of directors, each holder of 1996 Series Common Stock present in person or represented by proxy has the right to cumulate his or her votes for the election of directors by multiplying the number of votes to which the Stockholder is entitled to vote by five (5) (the total number of directors to be elected) and cast all such votes for one nominee or distribute the total votes among any two or more nominees. The persons designated as proxies on the enclosed form of proxy will exercise discretionary authority to cumulate votes as to the shares for which they are designated as proxies, should they deem cumulative voting to be desirable at the time of the meeting.

With regard to ratification of auditors, the affirmative vote of the majority of shares of 1996 Series Common Stock present in person or represented by proxy and entitled to vote on the matter, is necessary for approval.

Item 9.
Executive Officers and Directors

Executive officers of the Corporation are elected by and serve at the discretion of the Board of Directors. No arrangement exists between any executive officer and any other person or persons pursuant to which any officer was or is to be selected as an executive officer. None of the executive officers has any family relationship to any nominee for director or to any other executive officer of the Corporation. For disclosure of certain transactions of Board members, not related to the Corporation, refer below to Committees of the Board, 3. Compensation & Management Development Committee.

Directors are elected annually by the Stockholders. Nominees for service in 1997-98 are listed below in descending order of time served on the Board, along with the following information: Name, Executive Offices Held With Big Sky Transportation Co., Principal Occupation, Previous Employment, Outside Directorships, Education & Stock (including options exercisable): (a), (b)

Jon Marchi: Chairman of the Board & Treasurer, April 1996 to-date;
            Secretary 1991-1995; Outside Director since 1979;
            Principal Business--Owner & President, Marchi Angus Ranches, Polson, MT, 1985 to-date; Director & Chairman, Glacier Venture Fund, The Montana Small Business Investment Capital Company; Director & Chairman, Development Corporation of Montana; Director & President, Montana Private Capital Network; Director, Montana Community Finance Corporation; Director,Montana Small Business Connections;
            Previous Employment--D.A. Davidson & Co., Great Falls, MT (regional investment company & securities dealer), 1972-1985; Other--Director, College of Business Advisory Board, Montana State University-Billings; Director, Montana Small Business Administration Advisory Council; Director, Montana Ambassadors; Education--B.S. Business & M.S. Finance, University of Montana; Age--51; Stock--50,619 (c), % Class--4.8% (h)


Jack K. Daniels: Vice-Chairman of the Board & Assistant Secretary,
                 April 1995 to-date; Outside Director since 1990;
                 Interim CEO September 1997 to-date;
                 Principal Business--Owner/President, SerVair Accessories,Inc. (fixed base aviation operator), Williston, ND, 1950 -1994 (retired);
                 Other--Former Chairman, North Dakota Aeronautics Commission (retired); Former Treasurer, National Committee of Cities & States for Airline Service--NCCSAS (retired);
                 Age--72; Stock--16,443 (d), % Class--1.6% (h).

Alan D. Nicholson: Outside Director since 1994;
                   Principal Business--Owner/President, Nicholson, Inc. (commercial real estate development), Helena, MT; Other--Member, Helena Area Chamber of Commerce;
                   Member, Montana State University Foundation Board;
                   Member, President's Council, Carroll College (Helena, MT), President, Montana Ambassadors;
                   Education--B.S. Mathematics & Physics, Montana State University; M.A. Mathematics, Northwestern University; Age--57; Stock--14,430 (e), % Class--1.4% (h).

Stephen D. Huntington: Secretary 1996 to-date; Outside Director since 1994;
                       Principal Business--Principal, Northern Rockies Venture Fund, Butte, MT, 1994 to-date; Manager, Corporate Development & Finance, MSE, Inc., Butte, MT, 1995 to-date;
                       Other--Director, MSE-HKM, Inc., 1995; Director,
                       MSE Technology Applications, Inc., 1995;
                       Director, Safe Shop Tools, Inc.,1997; Director, Nutritional Laboratories International, Inc., 1997; Board of Managers, Soltec Engineering LLC, 1996 Previous Employment--State of Montana, 1982-1990; Owner/Principal, Interwest Development, Mountainwest Management, 1990-1995.
                       Education--B.A. Political Science and Graduate Studies, Law & Public Administration,
                       University of Montana;
                       Age--41; Stock--3,667 (f); % Class 0.3% (h).

Craig Denney: Executive Vice President, Division Manager & COO,
              December 1995 to-date; Vice President/Operations & COO, 1989-1995; Vice President/Ground Services, Director/Ground Services, Director/Customer Service & Station Manager, 1978-1989. Director since 1995;
              Previous Employment--Transportation Agent, Northwest Airlines, Inc., Great Falls & Butte, MT, 1974-1978;
              Other--Member & Chairman, Air Carrier Advisory Committee, Billings Logan International Airport; Member, Aviation Council, Department of Aviation, Rocky Mountain College;
              Education--A.A. Aviation Administration, Anoka Ramsey J. C., Coon Rapids, MN;
              Age--44;  Stock--3,668 (g), % Class 0.3% (h).


(a) Each of the above-listed persons was duly-elected as a director at the prior Annual Meeting of Stockholders held April 16, 1997. Except as indicated, each person has held the outside positions shown above, or other executive positions with the same business for the past five years. A sixth director, Mr. Marshall, resigned in mid-June 1997. This change was timely-reported via Form 8K for FY 1996 and is discussed in the Corporation's most recent Form 10KSB.
(b) Shares shown reflect outstanding shares of 1996 Series Common Stock beneficially owned, both directly and indirectly, as of June 30, 1997, as well as options exercisable within 60 days thereof, and any options known to be exercised as of the report date.
Beneficial ownership shown represents sole voting and investment power. Service-related stock option awards for 1996-97 are included for outside directors, whether exercised or not.
(c)  50,619 shares owned.  All options exercised.
(d)  16,433 shares owned.  All options exercised.
(e)  10,443 shares owned.  Options exercisable on 4,000 shares.
(f)  No shares owned.  Options exercisable on 3,667 shares.
(g)  118 shares owned.  Options exercisable on 3,550 shares.
(h) Includes shares owned and eligible options, as a percent of total outstanding shares, shown to nearest tenth.

     At the Annual Meeting, the Board recommends election of the slate of nominees listed above. During 1997-98, the Corporation will continue its search for qualified directors. The Board may appoint one or more additional directors to commence service prior to the next meeting of Stockholders.

The proxies solicited herein cannot be voted for a greater number of directors than the number of nominees stated above. No arrangement or understanding exists between any nominee and any other person or persons, pursuant to which any nominee was, or is, to be selected as a director or nominee. None of the nominees has any family relationship to any other nominee, or to any other executive officer of the Corporation.

Should any of the above persons not be candidates for election at the time of meeting, which presently is not anticipated, the designated proxies may vote for such other person or persons as they, in their own discretion, may determine.

Board Meetings. The Board of Directors is scheduled to meet monthly. It also meets at the call of the President or any director. During the year-ended June 30, 1997, the Board held a total of 10 regular meetings, no special meetings and 1 executive meeting. Each director attended no less than 90% of the regular meetings of the Board, as well as Committees, of which they were members.

Committees of the Board. During fiscal 1997, the Board of Directors maintained the following committee's: Financial Audit, Compensation & Management Development (CMD), Future Planning, and
Operations. Membership and duties of these committees through June 1997 are provided below:

1. Audit.  The Audit Committee was comprised of Messrs.
Nicholson and Marchi. By providing oversight of the auditors and management, the committee's responsibility is to insure that the financial records of the Corporation fairly and accurately portray the condition and position of the Corporation. Matters in this regard are reviewed and discussed by the Committee and brought before the Board of Directors, as necessary. All Board members receive copies of the auditors' annual report and letter to management. The committee met three times during FY 1997.

2. Future Planning. The Future Planning Committee was comprised of Messrs. Marchi, Marshall, Nicholson and Huntington. It met monthly, usually as a committee-of-the-whole, to explore opportunities and strategies for business development and to recommend or initiate appropriate actions. Principal objectives of the committee are business growth, decreasing dependency on the federal DOT contract and enhancement of Stockholders' value. In coordination with management, the committee examined several business opportunities in FY 1997.

3. Compensation & Management Development. The Compensation & Management Development (CMD) Committee was comprised of Messrs. Marchi, Huntington and Marshall. The latter's participation was limited to matters not directly involving his own employment.
The CMD Committee's primary purposes are to: recommend compensation and performance bonus compensation for the President/CEO; oversee the Corporation's stock option award plans; provide counsel and guidance to the President/CEO regarding compensation for other principal management, and provide general input regarding employee compensation, benefits programs and overall management development. The committee has adopted the policy of maintaining relatively moderate base salaries for executive officers. Since January 1996, it has based all incentives for principal management on achievement of specific goals related to growth of the business (Team Incentive
Plan). The CMD committee met six times during FY 1997, primarily on management development issues.

With the exception of Mr. Marshall, who is President of the Corporation, no member of the Committee is or ever has been an employee of the Corporation. There is no affiliation of any member of the Committee with any entity other than the Corporation with which an executive officer of the Corporation is affiliated, except for certain business transactions unrelated to the Corporation between Mr. Huntington and Mr. Marchi concerning the Northern Rockies Venture Fund and the Glacier Venture Fund, in which Director Nicholson also is involved. Neither the Northern Rockies Venture Fund, nor the Glacier Venture Fund have any interest in, affiliation with, or does any business with the Corporation.

4. Operations. The Operations Committee is comprised of Messrs. Daniels and Denney, the latter of whom also is the Executive VP & COO of the Corporation. The committee meets as required to review airline operating policies and procedures, including safety and regulatory operating compliance issues. The committee met four times in fiscal 1997.

Item 8.
Compensation of Directors and Executive Officers

Board Compensation: At June 30, 1997, the Corporation had five directors-- four being "outside" (non-employee) directors and one being an "inside" (employee) director. The Corporation is authorized to pay each of its outside directors base compensation of $1,000 per year, plus $300 for each Board meeting attended. Additionally, outside directors receive $75 per hour, up to a maximum of $300 per day, for work on approved special projects. Board members are reimbursed for out-of-pocket expenses required in the performance of their duties and to attend Board meetings and committee meetings. The Chairman also receives fixed compensation of $1,000 per month, irrespective of time spent. Overall, payments for outside directors' services during fiscal 1997 were $59,036, as follows:

         Board Item                                  Payments $

         Mtgs., Conf. & Special Projects (1)           39,070
         Expense Reimbursement (2)                     19,996
         Total (3)                                     59,036

(1) Annual base compensation, individual meeting compensation and monthly base compensation (applicable for Chairman only).
(2)  Includes travel and per diem.
(3) Individual totals as follows: Marchi--$24,420, Nicholson--$5,675, Huntington--$5,425 and Daniels--$3,550. Expenses shown are exclusive of legal, professional & other fees related to board matters.

The Corporation has an Outside Directors Stock Option Plan, granting outside directors the option to purchase 2,000 shares of stock annually at the conclusion of each year's service, at the market price on that date. The option term is five years. Under this Plan, prior to 1997, options had been granted to purchase 10,000 shares at $.9375 per share. Options to purchase an additional 8,000 shares were granted under this Plan in February 1997. (Note: above share price and share amounts are post-recapitalization)

Executive Compensation: Below is set forth compensation information during fiscal years 1996 and 1997 for the President/CEO, Mr. Marshall, the only "named executive" of the Corporation for which such reporting is required:

                                Long-Term                     Other
Annual Compensation $         Compensation--                Compensation--
Fiscal Year   Salary (1)   Bonus (2) Stock Options # (3)    Non-Cash $ (4)

 1997          74,196            0             0               7,200
 1996          74,267        3,815             0               9,000

(1)  Base compensation.
(2) Profit-based compensation program terminated December 1996. No "other" bonus compensation was paid.
(3)  Stock options shown are post-recapitalization.
(4) Includes payment for insurance program. Payment, net of payroll and withholding taxes, funds disability insurance and life insurance premiums. Included minor compensation in FY 1996, due to Chairman duties.

Item 9.


Independent Public Accountants

The Board of Directors has re-appointed Charles Bailly & Co., P.L.L.P. (Charles Bailly), as independent auditors. to examine the financial statements of the Company for the fiscal year-ending June 30, 1998 and to perform other appropriate accounting services. The Board recommends to the Stockholders that the selection of Charles Bailly be ratified. Charles Bailly began serving as the Company's auditors in 1996.

A representative of Charles Bailly & Co., P.L.L.P., will be in attendance at the Annual Meeting, will be available to respond to questions from Stockholders and may make a statement on behalf of the firm, if so desired.

Item 10.
Compensation Plans

Not applicable

Item 11.
Authorization of Issuance of Securities Otherwise than for Exchange

Not applicable

Item 12.
Modification or Exchange of Securities

Not applicable

Item 13.
Financial and Other Information

Not applicable

Item 14.
Mergers, Consolidations, Acquisitions and Similar Matters

Not applicable

Item 15.
Acquisition or Disposition of Property

Not applicable

Item 16.
Restatement of Accounts

Not applicable

Item 17.
Action with Respect to Reports

Not applicable

Item 18.
Matters Not Required to be Submitted

Not applicable

Item 19.
Amendment of Charter, Bylaws or Other Documents

Not applicable

Item 20.
Other Proposed Action

Not applicable

Item 21.
Voting Procedures

For purposes of determining the outcome of the vote on election of directors, an instruction to "abstain" from voting will be treated as shares present and entitled to vote, but will not be voted for or against any nominee.

For purposes of determining the outcome of the vote on ratification of auditors, an instruction to "abstain" from voting will be treated as shares present and entitled to vote, but will not be voted for or against the proposal.

For both proposals, broker non-votes which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, are not counted for the purpose of determining the number of shares present in-person or represented by proxy on a voting matter and shall have no effect on the outcome of the vote.

Item 22.
Information Required in Investment Company Proxy Statement

Not applicable




Submitted on Behalf of
the Board of Directors of:

BIG SKY TRANSPORTATION CO.



by:  /s/ Terry Marshall         /s/ Stephen D. Huntington
     Terry Marshall             Stephen D. Huntington
     President                  Secretary





Billings, Montana
November 25, 1997

                          FRONT OF PROXY BALLOT


                        BIG SKY TRANSPORTATION CO.

                           1601 Aviation Place
                           Billings, MT  59105
             ANNUAL MEETING OF STOCKHOLDERS, JANUARY 14, 1998

      The undersigned appoints Jon Marchi and Stephen D. Huntington as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as disignated below, all the shares of the 1996 Series Common Stock of Big Sky Transportation Co., held of recored by the undersigned on November 24, 1997 at the Annual Meeting of Stockholders to be held at 3:30 p.m. January 14, 1998 or any adjornment thereof.

             PLEASE SIGN AND DATE THE REVERSE SIDE BEFORE MAILING.

The Board recommedns votes FOR proposals 1 and 2.
1.  Election of Directors: Jon Marchi, Jack K. Daniels, Alan D. Nicholson,
                           Stephen D. Huntington and Craig Denney.
FOR all nominees      WITHHOLD      (INSTRUCTIONS: To withhold authority to
  listed above       AUTHORITY       vote for any individual nominee, strike a
(except as marked    to vote for     line through the nominee's name in the
to the contrary)     all nominees    list above.)
                     listed above
     ___                 ___

2. To ratify and approve the appointment of Charles Bailly & Company, P.L.L.P. as the Corporation's independent auditors.
     ___ FOR            ___ AGAINST          ___ ABSTAIN




                             BACK OF PROXY BALLOT


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS.
                             THIS PROXY IS SOLICITED ON BEHALF OF THE
                                       BOARD OF DIRECTORS

                             _______________________________________
                         (Please sign name(s) exactly as printed at left)

                             ______________________________________
                            (If there are co-owners, both must sign)

                             DATED:________________________________
                                   (month)       (day)       (year)

                             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                             CARD PROMPTLY USING THE ENCLOSED ENVELOPE.